UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 27, 2004

(Date of earliest event reported)

HEARTLAND, INC.

(Exact name of registrant as specified in its charter)

Maryland --------------------------------	000-27045 --------------------------------	36-4286069 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Fernbrook Lane, Suite 180

Plymouth, Minnesota 55447

(Address of principal executive offices) (Zip Code)

(866) 838-0600

(Registrant’s telephone no., including area code)

22 Mound Park Drive

Springboro, Ohio 45066

-------------------------------------

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

FORWARD-LOOKING STATEMENTS. This current report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In addition, the Registrant (Heartland, Inc., a Maryland corporation, and its subsidiaries) may from time to time make oral forward-looking statements. Actual results are uncertain and may be impacted by many factors. In particular, certain risks and uncertainties that may impact the accuracy of the forward-looking statements with respect to revenues, expenses and operating results include without imitation; cycles of customer orders, general economic and competitive conditions and changing customer trends, technological advances and the number and timing of new product introductions, shipments of products and components from foreign suppliers, and changes in the mix of products ordered by customers. As a result, the actual results may differ materially from those projected in the forward-looking statements.

Because of these and other factors that may affect the Registrant's operating results, past financial performance should not be considered an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

On December 30, 2004, the Registrant acquired Evans Columbus, LLC an Ohio limited liability company (hereinafter "Evans Columbus") for Three Million Five Thousand ($3,005,000) Dollars, payable Five Thousand ($5,000) Dollars, which was paid at the closing, plus six-hundred thousand (600,000) shares of common stock of the Registrant which was issued to Ron Evans, the seller at closing. Should the common stock of the Registrant shall not be trading at a minimum of Five Dollars ($5.00) per share per share twelve (12) months after the December 30, 2004 date of closing, then the seller shall be compensated for the difference in additional stock.

Evans Columbus (www.evanscolumbusllc.com), a profitable company with annual sales of around 8 million US Dollars, was originally founded in 1955 as Columbus Steel Drum Company. The Company moved to its current facility consisting of a 70,000 square foot facility on seven and a half acres in 1982. The facility is currently owned by Ron Evans which Evans Columbus, leases and continue to lease at $20,000 per month. The seller purchased the company from Evans Industries, Inc. of Harvey, Louisiana, a company unrelated to the seller, in 2001.

Evans Columbus is a quality supplier of 55 gallon steel drum packaging. Its customers are primarily Fortune 500 companies in the petrol-chemical and paint industries.

SECTION 8 - OTHER EVENTS

Item 8.01	OTHER EVANTS

On January 1, 2005 the Registrant moved its corporate headquarters from 22 Mound Park Drive, Springboro, Ohio, where its subsidiary Mound Technologies, Inc. is located, to 3300 Fernbrook Lane, Suite 180, Plymouth, Minnesota, 55447, an office facility specifically set up to manage the consolidated operations of the Registrant.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Financial Statements:

On or about December 27, 2004 the Registrant submitted Form 8K describing the acquisition of Evans Columbus, LLC an Ohio limited liability company, with its corporate headquarters located in Columbus, Ohio.

The audited financial statements were not available at the time of the initial filing on Form 8K are provided in this Form 8K-A.

(a) Financial Statements of Business Acquired

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

EVANS COLUMBUS, LLC FINANCIAL STATEMENTS DECEMBER 31, 2004

Balance Sheet	2

Statement of Operations and Members Equity	3

Statement of Cash Flows	4

NOTES TO FINANCIAL STATEMENTS	5

(b) Pro Forma Financial Information.

Pro forma Consolidated Balance Sheet as of December 31, 2004.	13

MEYLER & COMPANY, LLC

CERTIFIED PUBLIC ACCOUNTANTS

ONE ARIN PARK

1715 HIGHWAY 35

MIDDLETOWN, NJ 07748

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Heartland, Inc.

Plymouth, MN

We have audited the accompanying balance sheet of Evans Columbus, LLC as of December 31, 2004 and the related statements of operations and member’s equity, and cash flows for the year ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We did not observe the physical inventory (stated at $379,465 ) taken as of December 31, 2003, since that date was prior to our initial engagement as auditors for the Company and the Company’s records do not permit adequate retroactive tests of inventory quantities.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary in the statements of operations and members equity, and cash flows had we been able to observe the physical inventory taken as of December 31, 2003, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and the results of its operations and its cash flows for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

Meyler & Company, LLC

Middletown, NJ

February 18, 2005

EVANS COLUMBUS, LLC

BALANCE SHEET

December 31, 2004

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$114,016
Accounts receivable, net of allowance for doubtful
accounts of $19,922	637,060
Inventory	579,762
Prepaid expenses	37,179
Total Current Assets	1,368,017

PROPERTY AND EQUIPMENT, net of accumulated depreciation
of $16,266	388,734
LOANS RECEIVABLE, from related party	78,157
OTHER ASSETS	2,267

Total Assets	$1,837,175

LIABILITIES AND MEMBER’S EQUITY

CURRENT LIABILITIES
Line of credit	$810,989
Current portion of note payable	9,300
Current portion of capital lease obligations	115,423
Accounts payable	278,063
Accrued expenses	101,945
1,315,720
OTHER LIABILITIES
Note payable, less current portion	37,207
Capital lease obligations, less current portion	269,100

COMMITMENTS AND CONTINGENCIES

MEMBER’S EQUITY	215,148

Total Liabilities and Member’s Equity	$1,837,175

The accompanying notes are an integral part of these financial statements.

EVANS COLUMBUS, LLC

STATEMENT OF OPERATIONS AND MEMBER’S EQUITY

For the Year Ended December 31, 2004

NET SALES	$7,921,792

COSTS AND EXPENSES
Cost of goods sold	5,964,650
Selling, general and administrative	1,815,881
Depreciation and amortization	98,128

Total Costs and Expenses	7,878,659

NET OPERATING INCOME	43,133

OTHER EXPENSE
Interest	(59,155)

NET (LOSS) INCOME	(16,022)

MEMBER’S EQUITY, beginning	246,945

MEMBER’S DISTRIBUTIONS	(15,775)

MEMBER’S EQUITY, ending	$215,148

The accompanying notes are an integral part of these financial statements.

EVANS COLUMBUS, LLC

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net (Loss) Income	$(16,020)
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Depreciation and amortization	98,113
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	369,374
(Increase) decrease in inventory	(200,297)
(Increase) in prepaid expenses	(6,291)
Decrease (increase) in loans receivable, related party	10,000
(Decrease) increase in accounts payable	(162,624)
(Decrease) increase in accrued expenses	(13,179)

NET CASH PROVIDED BY OPERATING ACTIVITIES	79,076

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(72,480)

NET CASH USED IN INVESTING ACTIVITIES	(72,480)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in line of credit	150,000
Payments on notes payable	(88,000)
Payments on capitalized lease obligations	(88,123)
Distributions to member	(15,775)

NET CASH USED IN FINANCING ACTIVITIES	(41,898)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(35,302)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	149,318

CASH AND CASH EQUIVALENTS AT END OF YEAR	$114,016

Supplemental Disclosures of Cash Flow Information:
Interest paid	$53,532

Non-Cash Investing and Financing Activities:
Exchange of property and equipment in a sale/leaseback transaction:
Increase in property and equipment	$(3,162)
Decrease in notes payable	$(217,493)
Increase in capitalized lease obligations	$220,655

The accompanying notes are an integral part of these financial statements.

EVANS COLUMBUS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE A - DESCRIPTION OF BUSINESS

The Company and Nature of Business

Evans Columbus, LLC (the “Company”) was originally incorporated under the name Central Ohio Drum LLC on April 4, 2001. The Company manufactures 55-gallon steel drums and distributes them throughout the Midwestern United States. In December 2004, the Company was acquired by Heartland, Inc.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents

The company considers all highly-liquid investments, with a maturity of three months or less when purchased, to be cash equivalents.

Fair Value of Financial Instruments

Carrying amounts of certain of the Company’s financial instruments, including cash, accounts receivable and accounts payable approximate fair value due to their relatively short maturities. The notes and capital leases payable are recorded at carrying value with terms as in Note G. It is not practical to estimate fair value of these amounts because of the uncertainty of the timing of the payments.

Allowance for Doubtful Accounts

The allowance for doubtful accounts reflects management’s best estimate of probable losses inherent in accounts receivable. Management determines the allowance based on known troubled accounts, historical experience, and other available evidence.

Inventory

Inventory consists of 55-gallon steel drum packaging, steel, and related products, and are stated on the first-in, first-out basis at the lower of cost or market.

Property and Equipment

Property and equipment is stated at cost and is being depreciated using the straight-line method over the estimated useful lives of the assets ranging from three (3) to thirty-nine (39) years. Repairs and maintenance are expensed in the period incurred. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

Shipping

The Company’s policy is to include shipping costs in cost of sales.

EVANS COLUMBUS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company has elected to be taxed as a limited liability corporation for Federal and State purposes. The Company is treated as a partnership for income tax purposes and does not incur income taxes. Accordingly, the member is taxed individually on the Company’s earnings and accordingly, no provision for income taxes is included in the financial statements.

Revenue Recognition

Revenue is recognized at the time of shipment to the customer.

NOTE C – INVENTORY

Inventory at December 31, 2004 consists of the following:

Raw materials	$450,394
Work-in-process	125,658
Finished goods	3,710

Total Inventory	$579,762

NOTE D – PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2004 consists of the following:

Equipment held under capital lease	$405,000
$405,000
Less: Accumulated depreciation	16,266

Property and Equipment, net	$388,734

Depreciation Expense for the year ended December 31, 2004 amounted to $95,374.

NOTE E - LOANS RECEIVABLE FROM RELATED PARTY

Loans receivable from related party represents mortgage payments and expenses paid by the Company on behalf of PAR Investments Columbus, LLC (“PAR”). PAR paid $10,000 on behalf of the Company in 2004. PAR is owned by the sole member of the Company. The amount due at December 31, 2004 is $78,157, is non-interest bearing, and has no stated terms of repayment.

EVANS COLUMBUS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE F – LINE OF CREDIT

The Company has a $2,000,000 revolving line of credit with a bank through July 2005 of which $1,189,011 is available at December 31, 2004. The line bears interest at 1.85% plus London InterBank Offered Rate (“LIBOR”). At December 31, 2004, the LIBOR was 3.10%. The line is limited to 80% of eligible accounts receivable plus 50% of eligible inventory. The line is collateralized by substantially all of the Company’s assets and a $1,500,000 life insurance policy on the life of the Company’s member. At December 31, 2004, the Company had an outstanding balance due of $810,989.

NOTE G – NOTES PAYABLE

Notes payable consists of the following at December 31,2004:

Note payable to bank due December 2009, payable

in 59 principal installments of $775 plus interest at

prime. The note is collateralized by substantially

all of the Company’s assets and a $1,500,000 life

insurance policy on the Company’s member. Prime

was 5.25% at December 31, 2004.	$46,507

Less: current portion	9,300
Long-term portion	$ 37,207

As of December 31, 2004, maturities of the note is as follows:

For the

Years Ending

December 31,	Amount

2005	$9,300
2006	9,300
2007	9,300
2008	9,300
2009	9,307

Total	$46,507

EVANS COLUMBUS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE H – CAPITAL LEASE OBLIGATIONS

The Company entered into a sale/leaseback arrangement

with the bank in November 2004 for all property

and equipment. The arrangement was for 36 monthly

payments of $11,141 including interest at an effective

rate of 5.5% with final payment of $40,500 due

November 2007.	$ 419,294

Total minimum lease payments	419,294
Less: amount representing interest	34,771
Net minimum lease payments	384,523
Less: current maturities	115,423

Long-term portion	$ 269,100

As of December 31, 2004, minimum future lease payments were as follows:

For the

Years Ending

December 31,	Amount

2005	$133,692
2006	133,692
2007	151,910

Total	$419,294

NOTE I – COMMITMENTS AND CONTINGENCIES

The Company leases its manufacturing facility from PAR, a related party (see Note E). The lease calls for monthly lease payments of not less than PAR’s monthly mortgage payment, currently $20,000 per month and expires on September 30, 2007 with renewal options for four terms of five years each. The Company has guaranteed PAR’s obligation under its mortgage obligation on the facility. Management believes that the value of the premises pledged as collateral for the guaranteed obligation is in excess of any future amount of the payments that may be required pursuant to the terms of the guarantee. Minimum future lease payments under the lease are as follows:

For the

Years Ending

December 31,	Amount

2005	$240,000
2006	240,000
2007	180,000

Total	$660,000

Rent expense amounted to $240,000 for each of the years ended December 31, 2004 and 2003.

EVANS COLUMBUS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE I – COMMITMENTS AND CONTINGENCIES (CONTINUED)

any future amount of the payments that may be required pursuant to the terms of the guarantee. Minimum future lease payments under the lease are as follows:

For the

Years Ending

December 31,	Amount

2008	$240,000
2009	240,000
2010	180,000

Total	$660,000

Rent expense amounted to $240,000 for each of the years ended December 31, 2004 and 2003.

In November 2004, the Company signed a letter of intent to enter into a joint venture for the purpose of operating a 55 gallon barrel factory-line in Libya. Pursuant to the letter of intent, the Company is to build a knock-down plant in that country. The Company is also to produce all necessary barrel pieces, and ship them to the knock-down plant for assembly. The Company will be paid the cost of steel plus $3 and shipping. The Libyan’s are to sign a guarantee contract for three years to purchase minimum orders of 600,000 drums in year one, 900,000 drums in year two, and 1,200,000 drums in year three. The Company has paid a refundable deposit of $19,800 at December 31, 2004 in connection with this letter of intent.

NOTE J – CONCENTRATION OF CREDIT RISK

The Company maintains its cash balance in one financial institution. The balance is insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2004, the Company’s uninsured cash balance was approximately $122,000.

Two customers accounted for approximately 31 % of accounts receivable at December 31, 2004. The same two customers accounted for approximately 26% of net sales for the year then ended.

HEARTLAND, INC. AND SUBSIDIARIES

PROFORMA - CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2004

			Evans		Karkela		Monarch
	Heartland		Columbus,		Construction		Homes		Eliminating
	Inc.		LLC		Inc.		Inc.		Adjustments			Consolidated

Cash	$119,921		$114,016		$193,421		$150,996		$			$578,354
Accounts receivable	1,366,959		637,060		1,446,951							3,450,970
Costs in excess of billings	113,724				73,897							187,621
Inventory	509,297		579,762				3,843,570					4,932,629
Prepaid expenses and other	6,990		37,179		73,086							117,255

Total Current Assets	2,116,891		1,368,017		1,787,355		3,994,566					9,266,829

Property, Plant and Equipment, net	1,219,32	1	388,73	4	35,94	4	160,83	4	71,85	2	3,4	1,876,68	5

Other Assets
Advances to related party			78,157				202,965					281,122
Goodwill									1,748,637		1,2,3,4	1,748,637
Security deposits	11,520		2,267									13,787

Total Other Assets	11,520		80,424		—		202,965		1,748,637			2,043,546

Investment in subsidiaries	4,335,490								(4,335,490)		1,2,3	—

Total Assets	$7,683,222		$1,837,175		$1,823,299		$4,358,365		$(2,515,001)			$13,187,060

1	To record goodwill and eliminate investment in Karkela Construction, Inc.
2	To record goodwill and eliminate investment in Monarch Homes, Inc.
3	To record negative goodwill and eliminate investment in Evans Columbus, LLC.
4	To adjust reduce cost of property, plant and equipment and negative goodwill in Evans Columbus, LLC.

HEARTLAND, INC. AND SUBSIDIARIES

PROFORMA - CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2004

		Evans	Karkela	Monarch
	Heartland	Columbus,	Construction	Homes	Eliminating
	Inc.	LLC	Inc.	Inc.	Adjustments	Consolidated

CURRENT LIABILITIES
Bank lines of credit		$810,989				$810,989
Notes payable – land purchases				1,965,698		1,965,698
Convertible promissory notes payable	1,026,550					1,026,550
Current portion of notes payable	35,833	9,300				45,133
Current portion of capitalized lease obligations		115,423				115,423
Accounts payable	1,433,279	278,063	936,975	215,995		2,864,312
Intercompany						—
Acquisition notes payable to related parties	3,330,000					3,330,000
Obligations to relatedparties	465,812		200,000	5,095		670,907
Accrued payroll taxes	693,630					693,630
Accrued expenses	362,344	101,945		20,666		484,955
Billings in excess of costs on uncompleted contracts	8,942		144,437			153,379
Customer deposits				21,068		21,068
Deferred Income Taxes			43,637	328,240		371,877

Total Current Liabilities	7,326,390	1,315,720	1,325,049	2,556,762	—	12,523,921

LONG-TERM OBLIGATIONS
Notes payable, less current portion	504,106	37,207				541,313
Capital lease obligation, less current portion		269,100				269,100
Notes payable to an individual	150,000					150,000
Deferred Income Taxes	36,126					36,126
Total Long-Term Liabilities	690,232	306,307	—	—	—	996,539

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock
Common Stock	18,244				100		10,000		$(10,900)	1,2	18,244
Additional paid-in Capital	5,656,911				900				900		5,656,911
Accumulated Deficit	(6,008,555)		215,148		497,250		1,791,603		(2,504,001)		(6,008,555)

Total Stockholders’ Equity (Deficit)	(333,400)		215,148		498,250		1,801,603		(2,515,001)		(333,400)

Total Liabilities and Stockholders’ Equity (Deficit)	$7,683,22	2	$1,837,17	5	$1,823,29	9	$4,358,36	5	$(2,515,001)		$13,187,06	0

Exhibits:

Exhibit No.	Document Description

10.1	Acquisition Agreement dated December 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND, INC.

(Registrant)

Date: June 29, 2005	By: /s/ TRENT SOMMERVILLE

Trent Sommerville

Chief Executive Officer

(Duly Authorized Officer)

Date: June 29, 2005	By: /s/ JERRY GRUENBAUM

Jerry Gruenbaum

Secretary and Interim

Chief Financial Officer

(Principal Financial

and Accounting Officer)